UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 27, 2010

FIRSTBANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Michigan

	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue

Alma, Michigan		48801

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 8.01    Other Events

On July 27, 2010, Firstbank Corporation issued a press release announcing a $0.01 per share quarterly dividend which will be paid September 16, 2010 to common stock shareholders of record as of August 27, 2010.

Section 9.01    Financial Statements and Exhibits

(c)        Exhibit

99.1     Press Release dated July 27, 2010 regarding dividend.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 27, 2010	FIRSTBANK CORPORATION (Registrant) By: /s/ Samuel G. Stone Samuel G. Stone Executive Vice President and CFO